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EXHIBIT 23.1



                         Consent of Independent Auditors





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


                         Consent of Independent Auditors



         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-61893) pertaining to the Robbins & Myers, Inc. Employee Savings Plan for Salaried Employees of Chemineer, Edlon and Pfaudler of our report dated May 8, 1996, with respect to the financial statements and schedules of the Robbins & Myers, Inc. Savings Plan for Salaried Employees of Chemineer, Edlon and Pfaudler included in this Annual Report (Form 11-K) for the year ended December 31, 1995.



Dayton, Ohio
                                              /s/Ernst & Young LLP
June 28, 1996




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